EXHIBIT 99.1


                                                                  Grant Thornton

Accountants and Business Advisors

April 27, 2005

U.S. Securities and Exchange Commission
Office of the Chief Accountant
450 Fifth Street, NW
Washington, DC 20549

         Re: Xybernaut Corporation
             File No. 0-15086

Dear Sir or Madam:

We have read Item 4.02 of Form 8-K of Xybernaut Corporation dated April 5, 2005 and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton LLP


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